EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated November 27, 2007 relating to (i) the consolidated financial statements and financial statement schedule of Tyco International Ltd. and subsidiaries (the “Company”) (which report expresses an unqualified opinion and includes explanatory paragraphs noting that  a) the Company changed the depreciation method and estimated useful life used to account for pooled subscriber system assets and related deferred revenue from the straight-line method with lives ranging from 10 to 14 years to an accelerated method with lives up to 15 years effective as of the beginning of the fiscal third quarter of 2007, b) the Company adopted the recognition and related disclosure provisions of Statement of Financial Accounting Standards No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans—an amendment of FASB Statements No. 87, 88, 106, and 132(R) effective September 28, 2007, c) the Company adopted Financial Accounting Standards Board Interpretation No. 47, Accounting for Conditional Asset Retirement Obligations—an interpretation of FASB Statement No. 143 effective September 29, 2006, d) the Company changed the measurement date of its pension and post retirement plans from September 30 to August 31 in fiscal year 2005, and e) the Company adopted Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, effective October 1, 2005) and (ii) the effectiveness of Tyco International Ltd. and subsidiaries’ internal control over financial reporting (which report expresses an adverse opinion on the effectiveness of the Company’s internal control over financial reporting because of a material weakness), appearing in the Annual Report on Form 10-K of Tyco International Ltd. and subsidiaries for the year ended September 28, 2007.

Deloitte & Touche LLP

New York, New York
December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of Tyco International Ltd. of our report, dated June 21, 2007, on the financial statements as of December 31, 2006 and for the year then ended, which is included in the Annual Report on Form 11-K  of the Tyco International (US) Inc. Retirement Savings and Investment Plan VI (Puerto Rico) for the year ended December 31, 2006.

CROWE CHIZEK AND COMPANY LLC

Oak Brook, Illinois

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of Tyco International Ltd. of our report, dated June 21, 2007, on the financial statements as of December 31, 2006 and for the year then ended, which is included in the Annual Report on Form 11-K  of the Tyco International (US) Inc. Retirement Savings and Investment Plan III for the year ended December 31, 2006.

CROWE CHIZEK AND COMPANY LLC

Oak Brook, Illinois

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of Tyco International Ltd. of our report, dated June 21, 2007, on the financial statements as of December 31, 2006 and for the year then ended, which is included in the Annual Report on Form 11-K  of the Tyco International (US) Inc. Retirement Savings and Investment Plan IV for the year ended December 31, 2006.

CROWE CHIZEK AND COMPANY LLC

Oak Brook, Illinois

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Registration Statement on Form S-8 of Tyco International Ltd. of our report, dated June 21, 2007, on the financial statements as of December 31, 2006 and for the year then ended, which is included in the Annual Report on Form 11-K  of the Tyco International (US) Inc. Retirement Savings and Investment Plan V for the year ended December 31, 2006.

CROWE CHIZEK AND COMPANY LLC

Oak Brook, Illinois

December 14, 2007

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 for each of the Plans set forth below of our reports dated June 26, 2006 relating to the financial statements and financial statement schedules of each of the Tyco International (US) Inc. Retirement Savings and Investment Plan III, the Tyco International (US) Inc. Retirement Savings and Investment Plan IV, the Tyco International (US) Inc. Retirement Savings and Investment Plan V and the Tyco International (US) Inc. Retirement Savings and Investment Plan VI (Puerto Rico) for the year ended December 31, 2005.

/s/ MITCHELL & TITUS, LLP

New York, New York

December 14, 2007